Exhibit 99



                                  CERTIFICATION


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and in connection with the filing by Casmyn Corp. (the "Company") with the Securities and Exchange Commission of its Annual Report on Form 10-KSB for the Fiscal Year Ended September 30, 1999 (the "Report"), each of the undersigned does hereby certify that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.



                                       /s/ MARK S. ZUCKER
                                       ------------------------
Date:  December 23, 2002          By:  Mark S. Zucker
                                       Chairman of the Board of
                                       Directors


                                       /s/ ROBERT N. WEINGARTEN
                                       ------------------------
Date:  December 23, 2002          By:  Robert N. Weingarten
                                       President and Chief
                                       Financial Officer